Exhibit 4.1
ClearChannel OUTDOOR SHARES NUMBER 660 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 18451C 10 9 THIS CERTIFIES THAT IS THE OWNER CLASS A COMMON STOCK PAR VALUE OF $0.01 PER SHARE FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF HOLDINGS INC. TRANSFERRABLE ON THE BOOKS OF THE cORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTER WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE OF ITS DULY AUTHORIZED OFFICERS. DATED SEAL SECRETARY CHAIRMAN COUNTERSIGNED AND REGISTERED THE BANK OF NEW YORK TRANSFER AGENT AND REGISTRAR

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
     As stated in the bylaws of the Company, pursuant to the requirements of the Communications Act of 1934 as amended, if the stock records of the Company shall at any time reflect one-fifth alien ownership, no transfers of additional shares to or for the account of aliens shall be made and, if it shall thereafter be found that any such additional shares are in fact held by or for the account of an alien, such shares shall not be entitled to vote, receive dividends or to have any other rights, and the holder of such shares will be required to transfer them to a United States citizen or to the Company.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —		Custodian

	(Cust)		(Minor)
under Uniform Gifts to Minors
Act

(State)

Additional abbreviations may also be used though not in the above list.
     For value received,                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address, including postal zip code, of assignee.

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	è

X

(SIGNATURE)

X

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN “ELIGIBLE GUARANTOR INSTITUTION” AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY: